UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4345 Southpoint Blvd. Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Disclosure of Results of Operations and Financial Condition.

On January 23, 2008, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial results for the three and nine months ended December 28, 2007. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In connection with the press release, the Company has also made available certain supplemental financial information (“the Financial Supplement”) for the three and nine months ended December 28, 2007, which may be found on the Company’s website at www.pssd.com. This Financial Supplement is included as Exhibit 99.2 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release and Financial Supplement contain financial measures that are not in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company has provided reconciliations within the press release and Financial Supplement of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided within the financial supplement.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 23, 2008 with respect to the Registrant’s financial results for the three and nine months ended December 28, 2007.

99.2	Financial Supplement for the three and nine months ended December 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2008

PSS WORLD MEDICAL, INC.

By:	/s/ David M. Bronson
Name:	David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 23, 2008.

99.2	Financial Supplement for the three and nine months ended December 28, 2007